SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ALPINE 4 HOLDINGS, INC.

(Name of the Registrant as Specified in Its Charter)

N/A

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ALPINE 4 HOLDINGS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MARCH 25, 2022

_____________________________________________

TO OUR STOCKHOLDERS:

You are cordially invited to attend the 2021 annual meeting of stockholders of Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”), to be held at 10:00 a.m., Mountain Standard Time, on Friday, March 25, 2022. As a result of the public health and travel risks and concerns due to COVID-19, this year’s meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the annual meeting via zoom at https://zoom.us/j/93687573878?pwd=bk9zc0pGTDZPK2hFS1FsNnh4N3ZNQT09. If you have questions, please submit them to A42021@alpine4.com prior to and during the meeting. Please submit your vote via our transfer agent’s voting portal set forth, and use the control number included, in the Notice of Internet Availability or proxy card that you receive.

Details regarding the annual meeting, the business to be conducted at the annual meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, seven persons will be elected to our Board of Directors. In addition, we will ask stockholders approve the following proposals:

1.To elect eight Directors: Kent B. Wilson, Charles Winters, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Mike Loyd, each to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified;

2.To ratify the appointment of Malone Bailey LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2021;

3.To authorize the Board of Directors to file an Amendment to the Company’s Certificate of Incorporation, as amended to date, to Authorize an increase in the authorized shares of Class A Common Stock of the Company;

4.To approve our proposed Alpine 4 Holdings, Inc., 2021 Equity Incentive Plan; and

5.To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

The Board of Directors recommends the approval of each of the proposals. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the virtual annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either during the annual meeting or by proxy. You may vote over the Internet or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of the Company. We look forward to seeing you at the annual meeting.

By Order of the Board of Directors,

Phoenix, Arizona	/s/ Kent B. Wilson
January 18, 2022	Kent B. Wilson, Chief Executive Officer

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS
MARCH 25, 2022

SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

The accompanying proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”) to be voted at the 2021 Annual Meeting to be held on Friday, March 25, 2022, at 10:00 a.m. Mountain Standard Time, and any and all adjournment(s) or postponement(s) thereof, as a virtual meeting via live webcast on the Internet. You will be able to attend the annual meeting via zoom at https://zoom.us/j/93687573878?pwd=bk9zc0pGTDZPK2hFS1FsNnh4N3ZNQT09, if you have questions please submit them to A42021@alpine4.com prior to and during the meeting. Please submit your vote via our transfer agent’s voting portal set forth, and use the control number included, in the Notice of Internet Availability or proxy card that you receive.

Purpose of the Annual Meeting

The Proposals to be voted on at the Annual Meeting are the following:

1.To elect eight Directors: Kent B. Wilson, Charles Winters, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Mike Loyd, each to serve until the next annual meeting of the shareholders or until a successor has been elected and qualified;

2.To ratify the appointment of Malone Bailey LLP to serve as our independent registered public accountants for the fiscal year ending December 31, 2021;

3.To authorize the Board of Directors to file an Amendment to the Company’s Certificate of Incorporation, as amended to date, to Authorize an increase in the authorized shares of Class A Common Stock of the Company;

4.To approve our proposed Alpine 4 Holdings, Inc., 2021 Equity Incentive Plan; and

5.To transact such other business as may properly come before the Annual Meeting, or any postponement(s) or adjournment(s) thereof.

In addition to the original solicitation by mail or through the Internet, certain of the Company’s officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company.

You may vote at the Annual Meeting, if you wish, even though you have previously mailed in your proxy or voted via telephone or the Internet, as set forth in more detail in this Proxy Statement. This Proxy Statement and the accompanying proxy are being made available to the Company’s stockholders via the Internet on or about February 1, 2022, and are being filed with the Securities and Exchange Commission on or about such date. The proxy solicitation materials will also be first mailed on or about February 4, 2022, to all stockholders entitled to vote at the Annual Meeting.

Unless otherwise indicated, “Alpine 4,” the “Company,” “we,” “us” and “our” shall refer to Alpine 4 Holdings, Inc.

The persons named as proxies, Kent B. Wilson and Charles Winters, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld) and where a choice has been specified by the stockholder as provided in the proxy it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the election of each of the eight nominees to serve as directors on our Board listed in the Proxy Statement; FOR the ratification of the appointment of Malone Bailey LLP to serve as our independent registered public accountants for the year ending December 31, 2021; FOR the Amendment; and FOR approval of the 2021 Plan.

Any stockholder may revoke a proxy at any time before it is voted at the meeting by a proxy bearing a later date. A proxy may also be revoked by any stockholder delivering a written notice of revocation to the Secretary of the Company at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, Attn: Corporate Secretary, or by voting in person at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

to be held on March 25, 2022

As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we employ the cost-effective and environmentally conscious “notice and access” delivery method. This allows us to give our stockholders access to a full set of our proxy materials online. Beginning on or about January 31, 2022, we will send to most of our stockholders, by mail or e-mail, a notice, titled as the Notice of Electronic Availability of Proxy Materials, explaining how to access our proxy materials and vote. This notice is not a proxy card and cannot be used to vote your shares.

On or about the same day, we will begin mailing paper copies of our proxy materials to stockholders who have requested them. Those stockholders who do not receive the Notice of Electronic Availability of Proxy Materials, including stockholders who have previously requested to receive paper copies of our proxy materials, will receive a copy of this proxy statement, the proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”), by mail. The Notice of Electronic Availability of Proxy Materials also contains instructions on how you can (i) receive a paper copy of the proxy statement, proxy card and Annual Report if you only received a notice by mail, or (ii) elect to receive your proxy statement, proxy card and Annual Report over the Internet next year if you received them by mail this year.

The Company may deliver multiple proxy statements to multiple stockholders who have requested physical delivery of the proxy materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the proxy materials now or with respect to future mailings (or to request to receive only one copy of the proxy materials if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016.

Voting Securities

The holders of shares of our Class A, Class B, and Class C Common Stock (collectively, the “Common Stock”) are entitled to vote on all matters that properly come before the Annual Meeting.  The Class B Common Stock and the Class C common stock vote with our Class A Common Stock.

The record date (the “Record Date”) for the 2021 Annual Meeting was January 26, 2022.  As of the Record Date, we had authorized capital stock of 195,000,000 shares of our Class A Common Stock, $0.0001 par value; 10,000,000 shares of our Class B Common Stock, $0.0001 par value; and 15,000,000 shares of our Class C Common Stock, $0.0001 par value.  As of the Record Date, there were 162,148,069 shares of Class A common stock issued and outstanding; 8,548,088 shares of Class B common stock issued and outstanding; and 12,545,201 shares of Class C common stock issued and outstanding.

As such, the holders of the outstanding Class B Common Stock, with 10 votes per share, will be entitled to a total of 85,480,880 votes on all matters properly brought before the Annual Meeting.  The holders of the outstanding Class C Common Stock, with 5 votes per share, will be entitled to a total of 62,726,005 votes on all matters properly brought before the Annual Meeting.

Additionally, there were 5 shares of our Series B Preferred Stock outstanding, held by members of the Company’s Board of Directors. All of the shares of Series B Preferred Stock together have voting power equal to

200% of the total voting power of all other Classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote.

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, VStock Transfer LLC, or you have stock certificates registered in your name, you may vote:

•By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet.

•By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

•During the meeting. If you attend the meeting by visiting https://zoom.us/j/93687573878?pwd=bk9zc0pGTDZPK2hFS1FsNnh4N3ZNQT09, if you have questions please submit them to A42021@alpine4.com prior to and during the meeting.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Standard Time on March 24, 2022. Telephone and Internet voting facilities for beneficial holders will be available 24 hours a day and will close at 11:59 p.m. Eastern Standard Time on March 24, 2022.

If, as of the Record Date, you are a beneficial owner whose shares of Common Stock are held in “street-name” by a bank, broker or other record holder, please refer to your voting instructions card and other materials forwarded by the record holder for information on how to instruct the record holder to vote on your behalf.

If you are a registered holder and vote by proxy, the individuals named on the enclosed proxy card will vote your shares of Class A, Class B, or Class C Common Stock in the way that you indicate. When completing the proxy card, you may specify whether your shares of Class A, Class B, or Class C Common Stock should be voted for or against or to abstain from voting on all, some or none of the matters presented at the Annual Meeting.

If you do not indicate how your shares of Common Stock should be voted on a matter, the shares of Common Stock represented by your properly submitted proxy will be voted as the Board recommends. If you choose to vote by mailing a proxy card, your proxy card must be filed with the Corporate Secretary prior to or at the commencement of the Annual Meeting.

Registered holders who vote by sending in a signed proxy will not be prevented from attending the Annual Meeting and voting in person. You have the right to revoke a proxy at any time before it is exercised by (a) executing and returning a later dated proxy, (b) giving written notice of revocation to the Company’s Corporate Secretary at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, or (c) attending the Annual Meeting and voting in person.  In order to attend the Annual Meeting and vote in person, a beneficial holder whose shares are held in “street name” by a bank, broker or other record holder must follow the instructions provided by the record holder for voting in person at the Annual Meeting. The beneficial holder also must obtain from the record holder and present at the Annual Meeting a written proxy allowing the beneficial holder to vote the shares of Common Stock in person.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD, OR SUBMIT THEIR VOTE VIA TELEPHONE OR THE INTERNET, AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

If you receive more than one proxy card because your shares are registered in different names or at different addresses, please provide voting instructions for all proxy cards you receive so that all of your shares of Common Stock will be represented at the Annual Meeting. The Company is delivering Proxy Statements and Annual Reports to those stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement or Annual Report if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at the address noted above or call us at 480-702-2431.

Record Date, Quorum and Voting Requirements

Record Date

To be able to vote, you must have been a stockholder as of the Record Date, January 26, 2022. As of the Record Date, there were 162,148,069 shares of Class A common stock issued and outstanding; 8,548,088 shares of Class B common stock issued and outstanding; and 12,545,201 shares of Class C common stock issued and outstanding.  Additionally, there were 5 shares of our Series B Preferred Stock outstanding, held by members of the Company’s Board of Directors.  Each share of Class A Common Stock is entitled to one (1) vote; each share of Class B Common Stock is entitled to ten (10) votes; and each share of Class C Common Stock is entitled to five (5) votes.  As noted, of the shares of Series B Preferred Stock together have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares, and each share of Series B Preferred Stock has a fractional portion of that aggregate vote.

Quorum

For business to be conducted at the Annual Meeting, a quorum must be present. Under the Company’s Bylaws, a majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of stockholders.  Abstentions will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Required Vote

For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who vote for or against, abstain or withhold their vote from a matter are considered stockholders who are present and entitled to vote and count toward the quorum. The effect of proxies marked “withheld” as to any director nominee or “abstain” as to a particular proposal is discussed under each respective proposal below.

Proposal One: Election of Directors. Our directors will be elected by a plurality of votes cast at the Annual Meeting.  This means that the eight nominees for director who receive the most votes will be elected.  Only votes “for” or “against” affect the outcome. Abstentions are not counted for the purposes of election of directors. Should any nominee(s) become unavailable to serve before the Annual Meeting, the proxies will be voted by the proxy holders for such other person(s) as may be designated by our Board or for such lesser number of nominees as may be prescribed by the Board. Votes cast for the election of any nominee who has become unavailable will be disregarded.

Proposal Two: Ratification of Malone Bailey LLP as our Independent Registered Public Accountants. Ratification of Malone Bailey requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Three: Authorization of an amendment to our Certificate of Incorporation to authorize an increase in the shares of Class A Common Stock. Ratification of Proposal Three requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Proposal Four: Approval of the Alpine 4 Holdings, Inc., 2021 Equity Incentive Plan.  An advisory, non-binding resolution to approve executive compensation as described in this Proxy Statement.  The affirmative vote of a majority of the votes cast at the Annual Meeting, without regard to either broker non-votes, or shares as to which the “ABSTAIN” box has been selected on the proxy card, is required for the approval of this non-binding resolution.

Other Matters. For each other matter brought before the stockholders at the Annual Meeting for a vote, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for approval. If you are present at the Annual Meeting but do not vote on any of these proposals, or if you have given a proxy and abstain on any of these proposals, this will have the same effect as if you voted against the proposal. If there are broker non-votes on the issue, the shares not voted will have no effect on the outcome of the proposal.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company’s principal executive office, located at 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016, Attn: Corporate Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Stockholder Proposals for 2022 Annual Meeting of Stockholders

Any stockholder desiring to submit a proposal for action at the 2022 annual meeting of stockholders and presentation in the Company’s proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company’s offices, 2525 E Arizona Biltmore Circle, Suite 237, Phoenix AZ 85016.  The deadline for submittal of stockholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the previous year's annual meeting.  A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a−8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

Additionally, under Rule 14a-4, as promulgated under the Exchange Act, if a stockholder fails to notify the Company of a proposal at least 45 days prior to the month and day of mailing of the prior year’s proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors currently consists of eight directors.  As of the date of this Proxy Statement, our directors were Kent B. Wilson, Charles Winters, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Mike Loyd.  The Company’s Nominating and Corporate Governance Committee has recommended to the Board of Directors of the Company, and the Board has nominated, Kent B. Wilson, Charles Winters, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Mike Loyd to serve as the Directors.  The term of the Directors who are elected at the Annual Meeting will expire at the next annual meeting of our stockholders, or at such time as their successors are elected and qualified.

It is intended that shares represented by the proxies will be voted FOR the election to the Board of the persons named below unless authority to vote for nominees has been withheld in the proxy. Proxies marked “withheld” as to one or more of the nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action. Although each of the persons named below has consented to serve as a director if elected and the Board has no reason to believe that any of the nominees named below will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board.

The following lists the eight nominees for election as directors at the Annual Meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board. The number of shares of our Class A, Class B, and Class C Common Stock beneficially owned by each director as of the Record Date is set forth in this proxy statement under the caption “Beneficial Ownership of Securities.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Nominees for Election as Directors

The Company’s Nominating and Corporate Governance Committee has recommended to the Board of Directors of the Company, and the Board has nominated, Kent B. Wilson, Charles Winters, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Mike Loyd to serve as the Directors.

As of the date of this Proxy Statement, the Directors of Alpine 4 were the following:

Name	Age	Board Member/Position	Committee Assignment
Kent B. Wilson	48	Director	None
Charles Winters	43	Chairman of the Board	None
Ian Kantrowitz	41	Director	None
Gerry Garcia	40	Director	AUD; COMP; NCG
Edmond Lew	42	Director	AUD; COMP; NCG
Christophe Jeunot	49	Director	AUD; COMP
Jonathan Withem	32	Director	AUD;COMP
Mike Loyd	45	Director	AUD*

AUD = Audit Committee; COMP = Compensation Committee; NCG = Nominating and Corporate Governance Committee. * = Committee Chair.

Biographical Information for Kent B. Wilson

Mr. Wilson serves as the Chief Executive Officer, Chief Financial Officer, and Secretary for the Company. Before being named CEO/President in June 2014, Mr. Wilson was the Chief Financial Officer of United Petroleum, Inc and was responsible for all of the company's financial and reporting operations, including end-to-end management of company's supply chain, and financial support systems.  In prior years he also served as the Chief Executive Officer of Crystal Technologies, Ltd a technology company serving both the automotive industry and the insurance industry.  Kent played a key and critical role in the development and deployment of a strategic web-based insurance platform for automobile dealerships.

Mr. Wilson earned his MBA from Northcentral University and considers himself a "University of Arizona Wildcat". He also spent 4 years studying at the University of Arizona before earning his undergraduate degree in Management from the University of Phoenix.

Mr. Wilson also serves on the Board of Directors for Restoration Ministries, dba Crossroads Youth Intervention, a faith-based organization dedicated to helping at risk children of the working poor in downtown Phoenix, Arizona.

Biographical Information for Charles Winters

Mr. Winters is an automotive executive with over 10 years of automotive dealership experience.  He is also a principal in several automotive dealerships and repair shops throughout the southwest.  Mr. Winters holds a Bachelor’s Degree in Economics from Auburn University.

Biographical Information for Ian Kantrowitz

As Director of Investor Relations, Mr. Kantrowitz is accountable for creating and presenting a consistently applied investment message to our shareholders and the investment community on behalf of Alpine 4. Furthermore, he is responsible for monitoring and presenting management with the opinions of the investment community regarding the company's performance.

Prior to joining the Alpine 4 team, Mr. Kantrowitz was a project manager for two major homebuilders in Phoenix, AZ, Continental Homes and Engle Homes.  Mr. Kantrowitz has also been actively involved in the automotive industry where his in-depth knowledge of the auto industry lends a valuable perspective to our in-house product, 6thsenseauto. Additionally, he was a top performing banker for Wells Fargo Bank, ranked number 5 in the country.

Biographical Information for Gerry Garcia

Mrs. Gerry Garcia was appointed to the Board on March 2, 2021.  There was no arrangement or understanding between the Company and Mrs. Garcia pursuant to which Mrs. Garcia was selected or appointed as a Director.  When she was appointed, the Board asked Mrs. Garcia to serve on the Audit Committee and Compensation Committee of the Board.

Mrs. Garcia is an Independent Consultant with more than 18 years of combined business and educational experience, including more than 4 years as the Director of Operations at an Arizona-based charter school.  Mrs. Garcia has spent the last 16 years serving as a member on multiple Boards of Directors for various non-profit 501(c)(3) organizations. The Board feels that her knowledge of financial/strategic planning and reporting, budget analysis, and fiduciary prudence from prior Boards will be paramount to upholding the financial accountability, stability and strength of the Company. Mrs. Garcia’s extensive efforts in Special Education have been driven by her passion to lift up and add value to all around her.

There are no transactions or proposed transactions between the Company and Mrs. Garcia required to be disclosed as “related party transactions” pursuant to Item 404(a) of Regulation S-K.

Biographical Information for Edmond Lew

Mr. Lew was appointed to the Board of Directors on March 2, 2021.  There was no arrangement or understanding between the Company and Mr. Lew pursuant to which Mr. Lew was selected or appointed as a Director.  When he was appointed, the Board asked Mr. Lew to serve on the Audit Committee and Compensation Committee of the Board.

Mr. Lew started his career in Information Technology (“IT”) as a Systems Engineer, building out hosted applications and delivering them through terminal computing in the early 2000s.  This model would evolve and later be adopted as what is now recognized as cloud computing. After working in the support, implementation, and data center sides of the industry, Mr. Lew went out on his own as an IT consultant. Mr. Lew was self-employed for 14 years, lending his expertise to businesses in the construction, hospitality, utilities, education, arts, logistics, law enforcement and technology fields.  Additionally, Mr. Lew has given back to the community by volunteering extensively over the past 15 years with various charities and non-profits, focusing on arts and social service organizations.  In the interest of becoming a more capable and effective leader, Mr. Lew has completed board governance and diversity training courses and has applied those skills in his volunteer work as well as his professional career. Mr. Lew is an avid cyclist, a talented private chef and a former competitive eater.

There are no transactions or proposed transactions between the Company and Mr. Lew required to be disclosed as “related party transactions” pursuant to Item 404(a) of Regulation S-K.

Biographical Information for Christophe Jeunot

Mr. Jeunot was appointed to the Board of Directors on March 2, 2021.  There was no arrangement or understanding between the Company and Mr. Jeunot pursuant to which Mr. Jeunot was selected or appointed as a Director.  When he was appointed, the Board asked Mr. Jeunot to serve on the Audit Committee and Compensation Committee of the Board.

Mr. Jeunot collaborates with Fortune 500 national and international companies as a Story Board Artist aiding in movie, television and branding campaigns. His clients range from Netflix and Peloton to Goldman Sachs, Exxon Mobile, Samsung and 3M, among others. Mr. Jeunot’s European perspective and creativity allows solutions to be derived through an alternative lens, lending to diverse and dynamic thinking within strategic planning sessions. Mr. Jeunot’s affinity for nature and the environment makes him a conscientious proponent for green technologies.

There are no transactions or proposed transactions between the Company and Mr. Jeunot required to be disclosed as “related party transactions” pursuant to Item 404(a) of Regulation S-K.

Biographical Information for Jonathan Withem

Mr. Withem was appointed to the Board of Directors on March 2, 2021.  There was no arrangement or understanding between the Company and Mr. Withem pursuant to which Mr. Withem was selected or appointed as a Director.  When he was appointed, the Board asked Mr. Withem to serve on the Audit Committee and Compensation Committee of the Board.

Mr. Withem contributed to the development of custom interfaces for eCommerce and onsite sales for entertainment company ETIX. As one of the largest interactive ticketing platforms, ETIX processes over 50 million tickets in 40 countries annually. Mr. Withem has experience working with a variety of teams to create, test and release new products, in addition to client training. Mr. Withem’s expertise in project management and budgetary compliance ensures adherence to strict time frames in the achievement of established goals. Mr. Withem is an avid music lover, teaching music curriculum privately and for a California liberal arts university remotely.

Biographical Information for Mr. Loyd

Mr. Loyd, 45, currently serves as the Treasurer and SVP at Old National Bank in Fort Branch, Indiana, a position he has held since May 2019. Prior to that, Mr. Loyd had served in the Treasury department of Old National Bank since February 2014. Mr. Loyd has a Bachelor of Business Administration degree from the University of Kentucky and a Master of Business Administration degree from Auburn University.

Board Meeting and Attendance

During fiscal year 2020, our Board held four (4) meetings in person or by telephone. Members of our Board were provided with information between Board meetings regarding the Company’s operations and were consulted on an informal basis with respect to pending business.  Each director attended all of the Board meetings and the meetings held by all committees of our Board on which such director served during the year.

Director Independence

As of the date of this Proxy Statement, Alpine 4 was required by The Nasdaq Stock Market to have a majority of independent directors.

Accordingly, as of the date of this Proxy Statement, the Board had concluded that five of the members of the Board of Directors would qualify as independent directors. The Board of Directors has determined that Ms. Garcia and Messrs. Lew, Jeunot, Withem, and Loyd would be independent directors of the Company under the listing standards adopted by The Nasdaq Stock Market. In making these independence determinations, the Board of Directors considered all of the factors that automatically compromise director independence as specified in The Nasdaq Stock Market’s listing standards and determined that none of those conditions existed. In addition, the Board of Directors considered whether any direct or indirect material relationship, beyond those factors that automatically compromise director independence, existed between those directors, their immediate family members, or their affiliated entities, on the one hand, and us and our subsidiaries, on the other hand. The Board of Directors determined, for those directors identified as independent above, that any relationship that existed was not material and did not compromise that director’s independence. We anticipate that our independent directors will meet in an executive session at least once per year. All standing committee members are independent for the purpose of the committees on which they serve.

Board Leadership Structure

We have chosen to split the roles of Chairman of the Board and Chief Executive Officer. Mr. Wilson serves as Chief Executive Officer while Mr. Winters is currently the non-executive Chairman of the Board. The Board believes that this structure is appropriate for the Company and provides the appropriate level of independent oversight necessary to ensure that the Board meets its fiduciary obligations to our stockholders, that the interests of management and our stockholders are properly aligned, and that we establish and follow sound business practices and strategies that are in the best interests of our stockholders.

The Board of Directors does not believe that one particular leadership structure is appropriate at all times and will continue to evaluate the Board’s leadership structure from time to time.

Board’s Role in Risk Management

One of the Board of Directors’ key functions is informed oversight of the Company’s risk management process. The Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through the Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight.

In particular, the Board of Directors is responsible for monitoring and assessing strategic and operational risk exposure, which may include financial, legal and regulatory, human capital, information technology and security and reputation risks.

-The Audit Committee has the responsibility to consider and discuss major financial risk exposures and the steps management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

-The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective members of the Board of Directors and their qualifications, as well as environmental, social and governance (“ESG”)-related risks.

-The Compensation Committee, in conjunction with the Audit Committee, assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. In addition, the Compensation Committee reviews and monitors matters related to human capital management, including diversity and inclusion initiatives and management of human capital risks.

Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the Internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Board believes oversight of this risk is appropriately allocated to the Board, although the Board may decide to delegate this responsibility to one of the Committees of the Board. The Board, with input from management, assesses the Company’s cybersecurity risks and the measures implemented by the Company to mitigate and prevent cyberattacks and respond to data breaches. In addition, management and the Board of Directors have recently focused on risks relating to, and the impact on the Company from, the COVID-19 pandemic, and will continue to do so while the situation remains in flux.

Typically, the entire Board of Directors meets with management and the applicable committees of the Board of Directors at least annually to evaluate and monitor respective areas of oversight. Both the Board of Directors as a whole and the various standing committees receive periodic reports from individuals responsible for risk management, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board of Directors as quickly as possible. The Board of Directors’ role in risk oversight does not affect its leadership structure.

Committees of the Board

The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. The current charters for each of the committees are available on our website www.alpine4.com under the “Investors” tab and then the “Governance” tab. The members of the committees, as of the Record Date, are identified in the following table:

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Kent B. Wilson
Charles Winters(1)
Ian Kantrowitz
Gerry Garcia(2)(3)	X	X	X
Edmond Lew(2)(3)	X	X	X
Christophe Jeunot(2)	X	X
Jonathan Withem(2)	X	X
Mike Loyd(4)	X

(1) Chairman of the Board of Directors.

(2)  Ms. Garcia and Messrs Lew, Jeunot, and Withem were appointed as members of the Audit Committee and the Compensation Committee in March 2021.

(3)  Ms. Garcia and Mr. Lew were appointed as members of the Nominating and Corporate Governance Committee on September 18, 2021.

(4)  Mr. Loyd was appointed to the Audit Committee and made chair of the Audit Committee on September 18, 2021.

Audit Committee

The Audit Committee of the Board of Directors consists of Mrs. Garcia and Messrs Loyd (Chair), Lew, Jeunot, and Withem, who are independent for purposes of serving on the committee under the SEC’s rules and The Nasdaq Stock Market’s listing requirements. The Audit Committee acts under a written charter adopted by the Board of Directors. All Audit Committee members are financially literate. The Board of Directors has determined that Mike Loyd is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act. The Audit Committee assists the Board of Directors in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, internal controls, and reporting practices of the Company, and performs such other duties as are directed by the Board of Directors. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, and on the Company’s processes to manage business and financial risk, and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee’s responsibilities include, among other things, reviewing policies and procedures regarding transactions, and reviewing and overseeing the transactions, between the Company and officers, directors and other related parties that are not a normal part of the Company’s business. Annually and on a quarterly basis, the Audit Committee reviews and discusses matters separately with management of the Company and with the Company’s independent registered public accounting firm.

The Audit Committee also conducts periodic oversight of the Company’s risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and to respond to data breaches.

The Audit Committee is directly responsible for the appointment of the independent registered public accounting firm engaged to prepare and issue an audit report on the financial statements of the Company and periodically reviews and evaluates such firm’s performance and independence from management. All audit and permitted non-audit services are pre-approved by the Audit Committee. The Audit Committee was formed in 2021. Prior to the formation of the Audit Committee, the Board as a whole performed the functions of the Audit Committee.

Compensation Committee

The Compensation Committee of the Board of Directors consists of Mrs. Garcia and Messrs Lew (Chair), Jeunot, and Withem. All members of the Compensation Committee are independent for purposes of serving on the committee under The Nasdaq Stock Market’s listing requirements and applicable SEC and tax regulations. The Compensation Committee acts under a written charter adopted by the Board of Directors. The Compensation Committee is responsible for establishing policies with respect to the compensation of the Company’s officers and has overall responsibilities for approving and evaluating officer compensation plans, policies and programs of the Company. The Compensation Committee’s functions include, but are not limited to:

•To review and approve annually the corporate goals and objectives applicable to the compensation of the chief executive officer (“CEO”), evaluate at least annually the CEO’s performance in light of those goals and objectives, and determine and approve the CEO’s compensation level based on this evaluation.

•To review and approve the compensation of all other executive officers.

•To review, and make recommendations to the Board regarding, incentive compensation plans and equity-based plans, and where appropriate or required, recommend for approval by the stockholders of the Company, which includes the ability to adopt, amend and terminate such plans.

•To review, and make recommendations to the Board regarding, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the CEO and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans.

•To review all director compensation and benefits for service on the Board and Board committees at least once a year and to recommend any changes to the Board as necessary.

The Compensation Committee has the sole authority to retain and to terminate any compensation consultant, legal counsel or financial or other advisor to be used to assist in the performance of its duties and responsibilities, without consulting or obtaining the approval of senior management of the Company in advance, and has the sole authority to approve the compensation advisor’s fees and other retention terms. The Compensation Committee is responsible for annually reviewing an assessment of any potential conflict of interest raised by the work of a compensation consultant (and other compensation advisor, as required) that is involved in determining or recommending executive and/or director compensation.

The Compensation Committee may delegate its authority to a subcommittee of its members. The Compensation Committee was formed in 2021. Prior to the formation of the Compensation Committee, the Board as a whole performed the functions of the Compensation Committee.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Ms. Garcia and Mr. Lew. All of the members of the Nominating and Corporate Governance Committee are independent for purposes of serving on the committee under The Nasdaq Stock Market’s listing requirements. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors. The functions of the Nominating and Corporate Governance Committee include, among other items, overseeing all aspects of the Company’s corporate governance functions, including compliance with significant legal, ethical and regulatory requirements. The Nominating and Corporate Governance Committee’s functions include, but are not limited to the following functions:

•To determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director (the "Director Criteria").

•To consider any director candidates recommended by the Company's stockholders pursuant to the procedures described in the Company's proxy statement. The Committee shall also consider any nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and the provisions of the Company's charter documents.

•To make recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders.

•To develop and recommend to the Board a set of corporate governance guidelines applicable to the Company, to review these principles at least once a year and to recommend any changes to the Board.

•To oversee the Company's corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company's corporate governance framework, including its certificate of incorporation and bylaws.

•To review the Board's committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairmen annually.

•If a vacancy on the Board and/or any Board committee occurs, to identify and make recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by stockholders or appointment by the Board.

•To develop and oversee a Company orientation program for new directors and a continuing education program for current directors, periodically review these programs and update them as necessary.

•To review all director compensation and benefits for service on the Board and Board committees at least once a year and to recommend any changes to the Board as necessary.

•To develop and recommend to the Board for approval standards for determining whether a director has a relationship with the Company that would impair its independence.

•To review and discuss with management disclosure of the Company's corporate governance practices, including information regarding the operations of the Committee and other Board committees, director independence and the director nominations process, and to recommend that this disclosure be, included in the Company's proxy statement or annual report on Form 10-K, as applicable.

•To monitor compliance with the Company's Code of Business Conduct (the "Code"), to investigate any alleged breach or violation of the Code, to enforce the provisions of the Code and to review the Code periodically and recommend any changes to the Board.

•To review any director resignation letter tendered in accordance with the Company's director resignation policy, and evaluate and recommend to the Board whether such resignation should be accepted.

The Nominating and Corporate Governance Committee also reports to, and assists, the Board of Directors in identifying individuals for membership on the Board of Directors and recommends to the Board of Directors the director nominees for the Company’s Annual Meeting of Stockholders. The Nominating and Corporate Governance Committee was formed in 2021. Prior to the formation of the Nominating and Corporate Governance Committee, the Board as a whole performed the functions of the Nominating and Corporate Governance Committee.

Director Nomination Process—The Nominating and Corporate Governance Committee believes that the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for membership on the Board of Directors, the Nominating and Corporate Governance Committee will re-nominate incumbent directors who continue to be qualified for service on the Board of Directors and are willing to continue as directors. If an incumbent director is not standing for re-election or if a vacancy occurs between annual stockholder meetings, the Nominating and Corporate Governance Committee will seek out potential candidates for appointment to the Board of Directors who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based upon input from the members of the Board of Directors, senior management of the Company and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm.

Candidates will be chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability. As a group, they are expected to set the appropriate policy for the Company, and to bring to the Board of Directors broad experience in business matters and an insight and awareness of the appropriate and ever-changing role that corporations should have in society. Because the advice of those facing similar issues is of particular value, executive officers of other corporations are desirable candidates. Alpine 4 does not have a set policy or process for considering “diversity”, however that term may be defined, in identifying nominees. However, the Nominating and Corporate Governance Committee strives to identify and recruit individuals whose diverse talents, experiences and backgrounds enhance the inclusive environment in which the Board of Directors currently functions. The Nominating and Corporate Governance Committee relies upon its judgment of the foregoing general criteria and the following personal criteria in selecting candidates for nomination to the Board of Directors:

•Independence and absence of conflicts of interest;

•Honesty, integrity and accountability;

•Substantial business experience with a practical application to the Company’s needs;

•Willingness to ask tough questions in a constructive manner that adds to the decision-making process of the Board of Directors;

•Demonstrated ability to think strategically and make decisions with a forward-looking focus;

•Ability to assimilate relevant information on a broad range of topics;

•Willingness to express independent thought;

•Team player;

•Willingness to make a strong commitment of time and attention to the Board of Directors’ processes and affairs; and

•Ability to commit to Company stock ownership.

The Nominating and Corporate Governance Committee will also consider proposals for nominees for director from stockholders which are made in writing to the Corporate Secretary of the Company and comply with the requirements set forth in the Bylaws. The recommendation must contain sufficient background information concerning the nominee to enable a proper judgment to be made as to his or her qualifications. Recommendations must also include a written statement from the candidate expressing a willingness to serve.

The Nominating and Corporate Governance Committee seeks to identify director nominees through a combination of referrals, including referrals provided by management, existing members of the Board and our stockholders, and direct solicitations, where warranted. Referrals of director nominees should be sent to the Board of

Directors, c/o Chief Executive Officer, Alpine 4 Holdings, Inc., 2525 E Arizona Biltmore Circle, Suite 237, Phoenix, AZ 85016. All referrals will be compiled by the Chief Executive Officer and forwarded to the Board for their review and consideration. At a minimum, a recommendation should include the individual’s name, current and past business experience, professional affiliations, age, stock ownership in the Company, particular business qualifications, and such other information as the stockholder deems relevant to assist the Board in considering the individual’s potential service as a director.

Communications with the Board

Stockholders may communicate with the Board or any individual director by sending written communications addressed to the Board, or to the individual member of the Board, c/o Chief Executive Officer, Alpine 4 Holdings, Inc., 2525 E Arizona Biltmore Circle, Suite 237, Phoenix, AZ 85016.  All communications are compiled by the Chief Executive Officer and forwarded to the Board or the individual director(s) accordingly.

Code of Ethics

We have adopted a Code of Business Conduct that applies to all of our directors, officers and employees, including our principal executive officer and principal financial officer. The Code of Business Conduct is posted on our website at www.alpine4.com/code-of-conduct/.

Director Attendance at Annual Meetings

Directors are encouraged to attend annual meetings of stockholders.

EXECUTIVE OFFICERS

Our current executive officers are as follows:

Name	Age	Officer/Position
Kent B. Wilson	48	President, Chief Executive Officer, Chief Financial Officer
Jeffrey Hail	59	Chief Operating Officer
Larry Zic	59	Chief Financial Officer

Biographical information for Mr. Wilson is included above.

Biographical Information for Jeff Hail

Jeff Hail is the Chief Operating Officer (COO) of Alpine 4 Holdings, Inc. Raised and educated in Scottsdale, AZ; Mr. Hail earned his Bachelor of Science degree in Operations and Production Management from the W.P. Carey School of Business at Arizona State University.  Mr. Hail’s professional experience has been both in the government and private sector.  As a Buyer/Contract Officer with the Arizona Department of Transportation writing, awarding and administering highway services contracts.

In the private sector, Mr. Hail experienced success by starting a number of different companies and building them to be the leaders in their niche sectors from both electronics manufacturing to e-commerce.  As a result, he brings a broad-based experience level with the operational aspects of running a business in today’s realm.

Biographical Information for Larry Zic

Mr. Zic has been with the Company since April 2020, originally serving as Corporate Controller. Later, Mr. Zic was appointed as the Company’s Chief Accounting Officer, and on October 1, 2021, was appointed as the Company’s Chief Financial Officer. Mr. Zic is a Certified Public Accountant (inactive license) and holds two Bachelors of Science Degrees, one in Accounting and one in Computer Information Systems from Calumet College of St. Joseph (Indiana). He also holds an MBA from Indiana University NW.  Prior to joining the Company, from November 2016 to April 2020, Mr. Zic served as Chief Financial Officer for Aaron Clark Industries, dba Desert Foothills Landscape.

All officers serve at the discretion of the Board.

Family Relationships

There are no family relationships among any of our directors and executive officers.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual compensation awarded to, earned by, or paid to the named executive officers for all services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2020 and 2019:

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Nonequity Incentive Plan Compensation	Deferred Compensation Earnings	All Other Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kent B. Wilson, Chief Executive Officer	2020	300,000	0	46,300	0	0	0	204,073	550,373
	2019	200,000	0	9,750	0	0	0	0	209,750
Jeff Hail, Chief Operating Officer	2020	275,250	0	34,763	0	0	0	0	310,013
	2019	136,000	0	5,363	0	0	0	0	141,363
Larry Zic, Chief Accounting Officer	2020	87,461	0	18,540	0	0	0	0	106,001
	2019	0	0	0	0	0	0	0	0

Outstanding Equity Awards

None

Director Compensation

The following table sets forth the amounts paid to the Company's directors for their service as directors of the Company during the year ended December 31, 2020.  Please note: the compensation of Mr. Wilson, who is also an executive officer of the Company, is set forth above.

Name	Fees earned or paid in cash	Stock awards	Option awards	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All other compensation	Total
	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Ian Kantrowitz	$0	34,763	$0	$0	$0	$119,994	$154,757
Kent Wilson	$0	46,300	$0	$0	$0	$204,073	$250,373
Charles Winters	$0	34,763	$0	$0	$0	$90,000	$124,763

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding beneficial ownership of Alpine 4 Class A, Class B, and Class C common stock and Series B Preferred Stock as of January 26, 2022, (i) by each person (or group of affiliated persons) who owns beneficially more than five percent of the outstanding shares of common stock, (ii) by each director and executive officer of Alpine 4, and (iii) by all of the directors and executive officers of Alpine 4 as a group.  The percentages are based on the following figures:

•162,148,069 shares of Class A common stock;

•8,548,08 shares of Class B common stock;

•12,545,201 shares of Class C common stock; and

•5 shares of Series B Preferred stock.

Except as otherwise noted, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Except as otherwise noted, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address of beneficial owner (1); Class of Securities	Title/Class of Security	Number of Shares	Beneficial Ownership of Shares Listed	Votes	Total Voting Power (2)
Kent B. Wilson Chief Executive Officer, Director	CLASS A	1,723,321	1.06%	1,723,321
	CLASS B	3,285,449	38.43%	32,854,490
	CLASS C	1,290,169	10.28%	6,450,845
	B Preferred	2	40.00%	248,283,963
Total Votes				289,312,619	31.07%

Charles Winters, Director	CLASS A	723,322	0.45%	723,322
	CLASS B	1,300,000	14.41%	13,000,000
	CLASS C	675,000	4.77%	3,375,000
	B Preferred	1	20.00%	124,141,982
Total Votes				141,240,304	15.17%

Ian Kantrowitz Director	CLASS A	833,414	0.51%	833,414
	CLASS B	1,499,429	16.62%	14,994,290
	CLASS C	1,009,738	7.13%	5,048,690
	B Preferred	1	20.00%	124,141,982

Total Votes				145,018,376	15.58%

Jeff Hail Chief Operating Officer	CLASS A	541,000	0.39%	541,000
	CLASS B	1,124,211	12.46%	11,242,110
	CLASS C	788,000	5.56%	3,940,000
	B Preferred	1	20.00%	124,141,982
Total Votes				139,865,092	15.02%

Gerry Garcia Director	CLASS A	10,000	0.01%	10,000
	CLASS B	0	0.00%	0
	CLASS C	0	0.00%	0
	B Preferred	0	0.00%	0
Total Votes					0%

Edmond Lew Director	CLASS A	81,667	0.05%	81,667
	CLASS B	0	0.00%	0
	CLASS C	0	0.00%	0
	B Preferred	0	0.00%	0
Total Votes				0	0.01%

Christophe Jeunot Director	CLASS A	122,236	0.08%	122,236
	CLASS B	0	0.00%	0
	CLASS C	0	0.00%	0
	B Preferred	0	0.00%	0
Total Votes				0	0.01%

Jonathan Withem Director	CLASS A	0	0.00%	0
	CLASS B	0	0.00%	0
	CLASS C	0	0.00%	0
	B Preferred	0	0.00%	0
Total Votes				0	0%

Mike Loyd Director	CLASS A	0	0.00%	0
	CLASS B	0	0.00%	0
	CLASS C	0	0.00%	0
	B Preferred	0	0.00%	0
Total Votes				0	0%

As a Group	CLASS A	4,034,960	2.49%	4,034,960
9 PEOPLE	CLASS B	7,209,089	79.90%	75,590,890
	CLASS C	3,762,907	26.57%	21,815,535
	B Preferred	5	100.00%	620,709,908
Total Votes				722,151,293	77.56%

(1)	Except as otherwise indicated, the address of the stockholder is: Alpine 4 Holdings, Inc., 2525 E Arizona Biltmore Cir, Suite 237, Phoenix AZ 85016.

(2)

The Voting Power column includes the effect of shares of Class B Common Stock, Class C Common Stock, and Series B Preferred Stock held by the named individuals, as indicated in the footnotes below. Each share of Class B Common Stock has 10 votes.  Each share of Class C Common Stock has 5 votes. Collectively, all of the shares of Series B Preferred have voting power equal to 200% of the total voting power of all other Classes or series of outstanding shares. Each Series B Preferred share has a fractional portion of that aggregate vote.  The total voting power for each person is set forth in the table above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Delinquent Section 16(a) Reports. Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2020, the following persons failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 2020:

Name and Principal Position	Number of Late Reports	Transactions not Reported in Timely Manner	Known Failures to File a Required Form
Kent Wilson, CEO, Director	2	6	None
Charles Winters, Director	0	1	1
Scott Edwards, Director	1	0	None
Ian Kantrowitz, Director	1	3	None

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

The Company had outstanding notes payable due to related parties totaling $238,651 at December 31, 2020.

Additionally, in January 2020, Kent Wilson, Charles Winters, Ian Kantrowitz, Jeff Hail, and Shannon Rigney, who were serving as officers and employees of the Company, collectively converted $603,463 owed to them as salaries and commissions into 4,022,088 shares of the Company’s Class B Common stock, as follows:

	Amount Owed	Shares Issued
Kent Wilson	$204,067	1,360,449
Ian Kantrowitz	$119,914	799,429
Jeff Hail	$116,132	774,212
Shannon Rigby	$73,344	488,960
Charlie Winters	$90,006	600,038
TOTAL	$603,463	4,023,088

The conversion price was $0.15 per share, which was the closing price of the Company’s Class A common stock on January 7, 2020, which was when the individuals agreed with the Company to convert the amounts owing. The Class B common stock converts one share for one share into Class A common stock, so the Class A common stock market price was used as the conversion price.

LEGAL PROCEEDINGS.

From time to time, claims may be made against us in the ordinary course of business, which could result in litigation. Claims and associated litigation are subject to inherent uncertainties and unfavorable outcomes could occur, such as monetary damages, fines, penalties, or injunctions prohibiting us from selling one or more products or engaging in other activities. The occurrence of an unfavorable outcome in any specific period could have a material adverse effect on our results of operations for that period or future periods.  However, as of the date of this Proxy Statement, neither the Company nor any of our subsidiaries were a party to, nor are any of our property subject to, any legal proceedings which require disclosure pursuant to this item, except as follows:

In June 2020, the Company’s subsidiary Excel Fabrication, LLC filed a lawsuit against Fusion Mechanical, LLC, in the Fifth Judicial District Court, State of Idaho (Case Number CV42-20-2246). The Company claimed tortious interference and trade secret violations by the defendant.  The defendant filed a motion to dismiss, which was denied by the Court. As of the date of this Proxy Statement, discovery was proceeding. The defendant filed a second motion to dismiss and the Company filed a memorandum in response to the second motion to dismiss, for which a hearing was held on May 10, 2021. On June 11, 2021, the court issued a decision narrowing the claims of the plaintiffs to three items, breach of contract, good faith and fair dealings and intentional interference for economic advantage. These were the Company’s three main points of contention. The court has scheduled a trail for May 2023. The Company intends to pursue vigorously its claims.

In August 2020, the Company filed a lawsuit, in the United States District Court, District of Arizona (Case No.2:20-cv-01679-DJH), against Alan Martin, the seller of Horizon Well Testing LLC (“HWT”) dba Venture West Energy Services, LLC. The Company brought claims for breach of contract, including but not limited to breaches of the seller’s representations and warranties in the purchase agreement in connection with the acquisition of HWT.  The defendant answered and counterclaimed, claiming breach by the Company of its obligation to issue a promissory note (to be issued in connection with the acquisition of HWT). The parties have engaged in discovery and settlement negotiations, both of which were ongoing as of the date of this Report. Additionally, a settlement conference was held in November 2021.

In May 2021, the Company and several shareholders filed a lawsuit in the United States District Court for the District of Arizona (Case number 2:21-cv-00886-MTL) against Fin Capital LLC ("Fin Cap"), and Grizzly Research LLC ("Grizzly") alleging securities fraud, tortious interference with business expectancy and libel slander for disseminating false and misleading statements about Alpine 4 and its employees to manipulate the stock price and further their own financial interests.  As of the date of this Proxy Statement, Fin Cap has not been served with the Complaint.  The Company plans to move for an order permitting public service of the Complaint on Fin Cap pursuant to Arizona law.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors consists of Ms. Garcia and Messrs Lew, Jeunot, and Withem, none of whom has been at any time an executive officer or employee of the Company, or has any relationship requiring disclosure under Item 404 of Regulation S-K.  None of our executive officers serves, or in the past has served, on the board of directors, or as a member of the compensation committee (or other committee performing an equivalent function) of the board of directors of any entity that has one or more executive officers who serve as members of our Board of Directors or Compensation Committee.

Compensation Committee Report

As noted above, the Company formed the Compensation Committee in 2021. Prior to the formation of the Compensation Committee, the Board of Directors has reviewed and discussed the executive compensation, as disclosed above, with management.  Based on this review and those discussions, the Board of Directors recommended that the executive compensation be included in this proxy statement.   The members of the Board of Directors conducting this review and making this recommendation were Mr. Wilson, Mr. Edwards, Mr. Winters, and Mr. Kantrowitz.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board has appointed Malone Bailey LLP (“Malone Bailey”), independent registered public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2021.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Set below are aggregate fees billed by Malone Bailey for professional services rendered for the year ended December 31, 2020.

Audit Fees

The fees for the audit and review services billed by Malone Bailey for the period from January 1, 2020, to December 31, 2020 were $232,000.

Audit Related Fees

The fees for the audit related services billed by Malone Bailey for the period from January 1, 2020, to December 31, 2020 were $11,000.

Tax Fees

The fees for the tax related services billed by Malone Bailey for the period from January 1, 2020, to December 31, 2020 were $0.

Set below are aggregate fees billed by Malone Bailey for professional services rendered for the year ended December 31, 2019.

Audit Fees

The fees for the audit and review services billed by Malone Bailey for the period from January 1, 2019, to December 31, 2019, were $129,049.

Audit Related Fees

The fees for the audit related services billed by Malone Bailey for the period from January 1, 2019, to December 31, 2019, were $0.

Tax Fees

The fees for the tax related services billed by Malone Bailey for the period from January 1, 2019, to December 31, 2019, were $0.

Board Pre-Approval Policies and Procedures

Our Board’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm in accordance with applicable SEC rules. The Board of Directors generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management periodically report to the Board regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.

We do not expect representatives of Malone Bailey LLP to be present at the Annual Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF MALONE BAILEY LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2021.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE AN INCREASE IN THE AUTHORIZED SHARES OF CLASS A AND CLASS B COMMON STOCK OF THE COMPANY.

General

On January 13, 2022, our board of directors approved an amendment (the “Amended Certificate”) to the Company’s Amended and Restated Certificate of Incorporation, as amended to date (the “Certificate of Incorporation”).

The Amendment is an amendment to the Certificate of Incorporation to increase the number of authorized shares of the Company’s Class A Common Stock from 195,000,000 shares to 295,000,000 shares (the “Authorized Increase”), and to file the Amended Certificate to reflect the Authorized Increase.

Effecting the Authorized Increase requires that ARTICLE IV of our Articles of Incorporation be amended to change the number of shares of our Class A Common Stock that we are authorized to issue. The revised ARTICLE IV is included in the Amended Certificate, which is attached as Appendix A to this Proxy Statement.

If the Amendment is approved by the shareholders and if the Board of Directors elects to file the Amended Certificate, the Amended Certificate will amend our Certificate of Incorporation to effect the Share Increase.

The Authorized Increase

On January 13, 2022, our board of directors approved, subject to stockholder approval, the Authorized Increase and the Amended Certificate that will have the effect of increasing our authorized Class A Common Stock from 195,000,000 shares to 295,000,000 shares.

Increase in Authorized Class A Common Shares

We currently have authorized capital stock of 195,000,000 shares of our Class A Common Stock, $0.0001 par value; 10,000,000 shares of our Class B Common Stock, $0.0001 par value; and 15,000,000 shares of our Class C Common Stock, $0.0001 par value.  As of the Record Date, there were 162,148,069 shares of Class A common stock issued and outstanding; 8,548,088 shares of Class B common stock issued and outstanding; and 12,545,201 shares of Class C common stock issued and outstanding.

When the Amendment is filed and the Share Increase becomes effective, our authorized shares of Class A Common Stock will increase from 195,000,000 shares to 295,000,000 shares. There will be no changes to the number of authorized shares of Class B or Class C Common Stock pursuant to the Amended Certificate.

When the Share Increase becomes effective, there will be no immediate change in the number of issued and outstanding common shares. Although the Share Increase would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders, any future issuance of additional authorized shares of our common stock may, among other things, dilute the earnings per share of our common stock and the equity and voting rights of those holding our common stock at the time the additional shares are issued.

Purposes of the Increase in Authorized Shares

Having an increased number of authorized but unissued shares of our Class A Common Stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The newly authorized Class A Common Stock would be available for issuance from time to time as determined by our board of directors for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, and issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets.

Accordingly, on January 13, 2022, our board of directors approved the Amended Certificate that will have the effect of increasing our authorized Class A Common Stock from 195,000,000 to 295,000,000 shares, providing us with 100,000,000 additional shares of authorized Class A Common Stock. We believe this will place us in a better position to react quickly in response to corporate opportunities that may develop. Notwithstanding the foregoing, as of the date of this Proxy Statement, we had no obligation to issue such additional shares, and there are no plans, proposals or arrangements currently contemplated by us that would involve the issuance of the additional shares to acquire another company or its assets, or for any other corporate purpose stated.

Potential Anti-Takeover Effects of the Increase in Capital Stock

Any additional issuance of Class A Common Stock could, under certain circumstances, have the effect of delaying or preventing a change in control of our company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control. Shares of common stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our company by means of a tender offer, proxy contest, merger or otherwise. The ability of our board of directors to issue such additional shares of common stock could discourage an attempt by a party to acquire control of our company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of common stock to persons whose interests are aligned with that of our board of directors could make it more difficult to remove incumbent officers and directors from office, even if such change were to be favorable to stockholders generally.

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board or contemplating a tender offer or other transaction for the combination of our company with another company), the Share Change Amendment was not proposed or adopted in response to any effort of which we are aware to accumulate shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions having an anti-takeover effect to the board and our stockholders.

Our board believes that it is advisable and in the best interests of our company to have available additional authorized but unissued shares of Class A Common Stock in an amount adequate to provide for our future needs. The unissued shares of common stock will be available for issuance from time to time as may be deemed advisable or required for various purposes, including the issuance of shares in connection with financing or acquisition transactions. We have no present plans or commitments for the issuance or use of the proposed shares of common stock in connection with any financing.

Interests of Certain Persons in Matters to be Acted Upon

Except as disclosed elsewhere in this Proxy Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

●	any director or officer of our Company,
●	any proposed nominee for election as a director of our Company, and
●	any associate or affiliate of any of the foregoing persons.

The stockholdings of our directors and officers are listed above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.”

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD TO FILE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE AN INCREASE IN THE AUTHORIZED SHARES OF CLASS A COMMON STOCK OF THE COMPANY.

PROPOSAL 4

APPROVAL OF THE ALPINE 4 HOLDINGS, INC., 2021 EQUITY INCENTIVE PLAN

We are asking you to approve the Alpine 4 Holdings, Inc., 2021 Equity Incentive Plan (the “Plan”), which the Board adopted on December 8, 2021, upon the recommendation of the Compensation Committee. The Plan will only become effective if approved by shareholders at the Annual Meeting. If approved, the effective date of the Plan will be March 25, 2022.

If approved, the Plan will enable the Company to provide stock-based incentives that align the interests of employees, consultants and directors with those of the stockholders of the Company; promote the success of the Company’s business; and to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long range success.

The Company believes that equity-based compensation is a critical part of its compensation program. Stockholder approval of the Plan would allow us to continue to attract and retain talented employees, consultants and directors with equity incentives.

Material Terms of the Plan

The following summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix B and incorporated by reference to this proposal. We encourage stockholders to read the Plan in its entirety. You also may obtain a copy of the Plan, free of charge, by writing to the Company, Attention: Corporate Secretary, at 2525 E. Arizona Biltmore Circle, Suite C237, Phoenix, Arizona 85016.

Effective Date; Duration of the Plan

The Plan will become effective upon approval by the Company’s stockholders and will remain in effect until the tenth anniversary of the date it is approved by stockholders, unless terminated earlier by the Board.

Plan Administration

The Plan will be administered by a committee of one or more members of the Board appointed by the Board to administer the Plan (the “Committee”). The Committee will have the authority to, among other things, interpret the Plan, determine who will be granted awards under the Plan, determine the terms and conditions of and number of shares subject to each award, promulgate, amend, and rescind rules relating to the administration of the Plan and take action as it determines to be necessary or advisable for the administration of the Plan.

Eligibility

The Committee may grant awards to any employee, consultants, and Directors of the Company and its affiliates and such other individuals designated by the Committee who are reasonably expected to become employees, consultants, and Directors after the receipt of awards under the Plan. Only employees are eligible to receive incentive stock options. As of the record date, approximately 425 individuals (including 12 executive officers) and 4 non-employee directors would be eligible to participate in the Plan.  &&& The Company’s selection of eligible participants in the Plan will generally be based upon the Company’s evaluation of, among other considerations, retention, reward and incentive needs to stimulate the active interest of such persons in the development and financial success of the Company.

Shares Available for Awards

The Plan authorizes the issuance of up to 5,000,000 shares of Class A common stock as of the effective date of the Plan (the “Total Share Reserve”).

The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Non-employee Director, together with any cash fees paid to such Non-employee Director during the Fiscal Year shall not exceed a total value of $100,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

If any outstanding award expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related, then the shares subject to such award will again become available for future grant under the Plan.

Shares tendered in payment of the option exercise price or delivered or withheld by the Company to satisfy any tax withholding obligation, or shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award will again become available for future grants under the Plan.

The Committee will make appropriate adjustments to these limits in the event of certain changes in the capitalization of the Company (see Adjustments Upon Changes in Stock).

Fair Market Value Determination

“Fair Market Value” under the Plan means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons, in a manner consistent with Section 409A of the Code.

As of the Record Date, the closing price on The Nasdaq Stock Market of our Class A common stock was $1.52.

Types of Awards That May Be Granted

Subject to the limits in the Plan, the Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the Plan are: Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

Stock Options

A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a nonqualified stock option. ISOs and nonqualified stock options are taxed differently, as described under Federal Income Tax Treatment of Awards Under the Plan below. Except in the case of options granted pursuant to an assumption or substitution for another option, the exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent stockholder, 110% of the fair market value) of a share of common stock on the grant date.

An option granted under the plan shall be evidenced by an award agreement that will set forth additional terms and conditions of the option. An option will become vested and exercisable at such times and subject to such conditions as the Board or the Compensation Committee determines but will not be exercisable later than ten years after grant, or five years after grant in the case of an ISO granted to a ten percent stockholder. Unless otherwise provided in an award agreement, upon a termination of continuous service (other than due to death or disability), an optionholder may exercise an option until the earlier of (a) three months following the optionholder’s termination of continuous service or (b) expiration of the term of the option.  Unless otherwise provided in an award agreement, upon termination due to disability or disability, the option may be exercised until the earlier of (a) twelve months following the termination due to disability or death or (b) expiration of the term of the option.

Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner approved by the Committee such as tender of shares of common stock, a cashless exercise program established with a broker, or reduction in the number of shares of common stock otherwise deliverable on the option exercise with a fair market value equal to the option exercise price at the time of exercise.  To the extent that the aggregate fair market value of shares of common stock determined on the date of grant with respect to which ISOs are exercisable for the first time during any calendar year exceeds $100,000, the option or portions thereof which exceed such limit will be treated as a nonqualified stock option.

Stock Appreciation Rights

A Stock Appreciation Right (“SAR”) is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. A SAR granted under the plan shall be evidenced by an award agreement that will set forth the vesting terms and additional terms and conditions of the SAR.  The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone (“freestanding rights”) or in tandem with options (“related rights”).  Full payment of the exercise price must be made at the time of such exercise in shares of common stock, cash, or a combination therefor, as determined by the Committee.

Restricted Stock

A restricted stock award is an award of actual shares of common stock which are subject to certain restrictions for a period of time determined by the Committee. A restricted stock award granted under the plan shall be evidenced by an award agreement that will set forth the vesting conditions and additional terms and conditions of the restricted stock. Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of stockholders regarding the shares of restricted stock during the restricted period, including the right to vote and the right to receive dividends.  Any cash or stock dividends paid with respect to the restricted stock shall be withheld and credited to the participant’s account and distributed to the participant in cash, or in the discretion of the Committee, shares of common stock, upon the release of the restrictions.

Restricted Stock Units

An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions for a period of time determined by the Committee. An RSU granted under the plan shall be evidenced by an award agreement that will set forth the vesting conditions and additional terms and conditions of the RSU. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because No shares are outstanding, the participant does not have any rights as a stockholder.   In the discretion of the Committee, each RSU may be credited with an amount equal to the cash and stock dividends (“dividend equivalents”) paid with respect to one share of common stock.  Any dividend equivalents will be deemed re-invested in additional RSUs based on the fair market value of a share of common stock on the applicable dividend payment date, and rounded down to the nearest whole share.  Upon expiration of the restricted period, the Company, it its sole discretion, shall deliver to the participant (a) one share of common stock for each outstanding vested RSU and cash equal to any dividend equivalents credited with respect to such vested RSU, (b) an amount of cash equal to the fair market value of the common stock that would have been payable pursuant to (a), or (c) any combination of shares of common stock and cash.

Other Equity-Based Awards

The Committee may grant other equity-based awards, either alone or in tandem with other awards, in amounts and subject to conditions as determined by the Committee as set out in an award agreement.

Cash Awards

The Committee may grant cash awards that are designated performance compensation awards.

Vesting

The Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution. Awards requiring exercise are exercisable during the lifetime of the holder only by the holder or, in the event of the holder’s death, by the person designated by the holder to exercise the award.  Notwithstanding the foregoing, the Board or the Compensation Committee may permit a participant to transfer, not for value, all or part of a nonqualified stock option to a permitted transferee (as defined in the Plan).

Adjustments Upon Changes in Stock

In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the Plan and any award agreements, the exercise price of options and SARs, the performance goals to which performance share awards and cash awards are subject, the maximum number of shares of common stock subject to all awards will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of the award.

Unless the Committee specifically determines that such adjustment is in the best interests of the Company or its affiliates, the Committee will, in the case of ISOs, ensure that any adjustments made will not constitute a modification, extension or renewal of the ISO within the meaning of Section 424(h)(3) of the Internal Revenue Code (Code) and in the case of non-qualified stock options, ensure that any adjustments will not constitute a modification of such non-qualified stock options within the meaning of Section 409A of the Code. Any adjustments will be made in a manner which does not adversely affect the exemption provided under Rule 16b-3 under the Exchange Act. The Company will give participants notice of any adjustment.

Change in Control

Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)In the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

(b)With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee's determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable "target" levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

The Plan provides that a “Change in Control” takes place upon the occurrence of any one or more of the following events:

(a)The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b)The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c)The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d)The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, subject to certain limitations set forth in the Plan; or

(e)The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), subject to certain limitations set forth in the Plan.

Amendment or Termination of the Plan

The Board may amend or terminate the Plan at any time. However, except in the case of adjustments upon changes in common stock, no amendment will be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable laws. Assuming the Plan is adopted by the stockholders at the Annual Meeting, the Plan will terminate on March 25, 2032, unless previously terminated by the Board.

Amendment of Awards

The Committee may amend the terms of any one or more awards. However, the Committee may not amend an award that would impair a participant’s rights under the award without the participant’s written consent.

Clawback and Recoupment

The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the Plan or an award agreement in accordance with the Company’s clawback policy.

Federal Income Tax Consequences of Awards

The following is a summary of U.S. federal income tax consequences of awards granted under the Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.

Nonqualified Stock Options

The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.

A participant who has transferred a nonqualified stock option to a family member by gift will realize taxable income at the time the option is exercised by the family member. The participant will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares will be the fair market value of the shares on the date the option is exercised. The transfer of vested nonqualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares of common stock acquired on exercise of the transferred options will be includable in the participant’s estate for estate tax purposes.

Incentive Stock Options (ISOs)

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum tax liability for the year the shares are sold.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

SARs

The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on how long the shares are held.

Restricted Stock and Performance Shares

Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance shares awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.

If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.

RSUs

The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates.

Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when No longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Plan and awards granted under the Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.

Section 162(m) and Limits on the Company’s Deductions

Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.

New Plan Benefits

Awards under the Plan will be granted in amounts and to individuals as determined by the Committee in its sole discretion. As of the date of this Proxy Statement we have not determined future awards or who might receive them. Therefore, the benefits or amounts that will be received by employees, officers, directors and consultants under the Plan are not determinable at this time. Accordingly, in lieu of providing information regarding benefits that will be received under the Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2019: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

Required Vote

Approval of this Proposal 4 requires the affirmative vote of a majority of the company’s shares represented at the Annual Meeting in person or by proxy and entitled to vote on the matter. In determining whether the proposal has been approved, abstentions will be counted as votes against the proposal and broker non-votes will not be counted as votes for or against the proposal. The Board believes that the proposed adoption of the Plan is in the best interests of the Company and its stockholders for the reasons stated above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2021 EQUITY INCENTIVE PLAN.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K, including financial statements, for the fiscal year ended December 31, 2020, accompanies this Proxy Statement or is available via the Internet at www.sec.gov.

IN ADDITION, THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS, A COPY (WITHOUT EXHIBITS) OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020. REQUESTS SHOULD BE MAILED TO THE SECRETARY, ALPINE 4 HOLDINGS, INC., 2525 E ARIZONA BILTMORE CIRCLE, SUITE 237, PHOENIX, AZ 85016.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.

By Order of the Board of Directors,

ALPINE 4 HOLDINGS, INC.

/s/ Kent B. Wilson

Chief Executive Officer

Phoenix, Arizona

January 18, 2022

APPENDIX A

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ALPINE 4 HOLDINGS, INC.

ALPINE 4 HOLDINGS, INC., a corporation organized and existing under, and by virtue of, the General Corporation Law of the State of Delaware, hereby certifies that:

FIRST: The name of the Corporation is Alpine 4 Holdings, Inc. (the “Corporation”).

SECOND: The Corporation was originally incorporated under the name “ALPINE 4 INC.,” and the original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on April 22, 2014.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions on January 13, 2022, amending the Corporation’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to replace Section 1 of ARTICLE IV with the following language:

Section 1.  Authorized Shares. This Corporation is authorized to issue TWO HUNDRED NINETY-FIVE MILLION (295,000,000) shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), TEN MILLION (10,000,000) shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), FIFTEEN MILLION (15,000,000) shares of Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock,” and together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $0.0001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

FOURTH: Also pursuant to a resolution of the Board of Directors, thereafter this Certificate of Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted by the stockholders of the Corporation at a meeting of the stockholders on March 25, 2022, in accordance with the provisions of Sections 211 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, ALPINE 4 HOLDINGS, INC., has caused this Certificate of Amendment to be signed by its Chief Executive Officer this ____ day of March, 2022.

ALPINE 4 HOLDINGS, INC.

By:
Kent B. Wilson
Chief Executive Officer

APPENDIX B

ALPINE 4 HOLDINGS, INC.,

2021 EQUITY INCENTIVE PLAN

1.Purpose; Eligibility.

1.1General Purpose. The name of this plan is the Alpine 4 Holdings, Inc., 2021 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable Alpine 4 Holdings, Inc., a Delaware corporation (the "Company"), and any Affiliate to attract and retain the types of Employees, Consultants, and Directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company's business.

1.2Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants, and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.Definitions.

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or an Other Equity-Based Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cash Award" means an Award denominated in cash that is granted under Section 10 of the Plan.

"Cause" means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company's written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director's appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"Change in Control" takes place upon the occurrence of any one or more of the following:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C)

any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the "Surviving Company"), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

"Common Stock" means the Class A common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

"Company" means Alpine 4 Holdings, Inc., a Delaware corporation, and any successor thereto.

"Consultant" means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

"Deferred Stock Units (DSUs)" has the meaning set forth in Section 8.1(b) hereof.

"Director" means a member of the Board.

"Disability" means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

"Disqualifying Disposition" has the meaning set forth in Section 17.12.

"Effective Date" shall mean the date as of which this Plan is adopted by the Board/the date that the Company's shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the Nasdaq Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

"Fiscal Year" means the Company's fiscal year.

"Free Standing Rights" has the meaning set forth in Section 7.

"Good Reason" means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant's express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant's knowledge of the applicable circumstances): (i) any material, adverse change in the Participant's duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant's base salary or bonus opportunity; or (iii) a geographical relocation of the Participant's principal office location by more than fifty (50) miles.

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

"Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Other Equity-Based Award" means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

"Performance Period" means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Share Award or a Cash Award.

"Performance Share Award" means any Award granted pursuant to Section 9 hereof.

"Performance Share" means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

"Person" means a person as defined in Section 13(d)(3) of the Exchange Act.

"Plan" means this Alpine 4 Holdings, Inc., 2021 Equity Incentive Plan, as amended and/or amended and restated from time to time.

"Related Rights" has the meaning set forth in Section 7.

"Restricted Award" means any Award granted pursuant to Section 8.

"Restricted Period" has the meaning set forth in Section 8.

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Appreciation Right" means the right pursuant to an Award granted under Section 7 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

"Stock for Stock Exchange" has the meaning set forth in Section 6.4.

"Substitute Award" has the meaning set forth in Section 4.6.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

"Total Share Reserve" has the meaning set forth in Section 4.1.

3.Administration.

3.1Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)to construe and interpret the Plan and apply its provisions;

(b)to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve "insiders" within the meaning of Section 16 of the Exchange Act;

(e)to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)to determine the number of shares of Common Stock to be made subject to each Award;

(h)to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(l)to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(m)to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.Shares Subject to the Plan.

4.1Subject to adjustment in accordance with Section 14, no more than Five Million (5,000,000) shares of Class A Common Stock shall be available for the grant of Awards under the Plan (the "Total Share Reserve"). Any shares of Common Stock granted in connection with Options and Stock Appreciation Rights shall be counted against this limit as one (1) share for every one (1) Option or Stock Appreciation Right awarded. Any shares of Common Stock granted in connection with Awards other than Options and Stock Appreciation Rights shall be counted against this limit as two (2) shares of Common Stock for every one (1) share of Common Stock granted in connection with such Award. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3Subject to adjustment in accordance with Section 14, shares of Common Stock equal to the Total Share Reserve may be issued under the Plan pursuant to the exercise of Incentive Stock Options.

4.4The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during the Fiscal Year shall not exceed a total value of $100,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section 4.5 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights and as two (2) shares if such shares were subject to other Awards. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c)

shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.Eligibility.

5.1Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.

5.2Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9Extension of Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone ("Free Standing Rights") or in tandem with an Option granted under the Plan ("Related Rights").

7.1Grant Requirements for Related Rights.  Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2Term The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3Vesting

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

7.4Exercise and Payment Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.5Exercise Price The exercise price of a Free Standing Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one share of Common Stock on the Grant Date of such Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

7.6Reduction in the Underlying Option Shares Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8.Restricted Awards A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1Restricted Stock and Restricted Stock Units

(a)Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends.

(b)The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement ("Deferred Stock Units"). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock ("Dividend Equivalents"). Dividend Equivalents shall be paid currently (and in no case later than the end of the calendar year in which the dividend is paid to the holders of the Common Stock or, if later, the 15th day of the third month following the date the dividend is paid to holders of the Common Stock)./Dividend Equivalents shall be withheld by the Company and credited to the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant's account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents./Dividend Equivalents will be deemed re-invested in additional Restricted Stock Units or Deferred Stock Units based on the Fair Market Value of a share of Common Stock on the applicable dividend payment date and rounded down to the nearest whole share.

8.2Restrictions

(a)Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b)Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c)The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.3Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

8.4Delivery of Restricted Stock and Settlement of Restricted Stock Units Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share). Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit ("Vested Unit") and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 8.1(b) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.5Stock Restrictions Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9.Performance Share Awards Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

9.1Earning Performance Share Awards The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

10.Other Equity-Based Awards and Cash Awards The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11.Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

12.Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13.Miscellaneous.

13.1Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 14 hereof.

13.3No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

14.Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.Effect of Change in Control.

15.1Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)In the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

(b)With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee's determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable "target" levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

15.2In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

15.3The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.Amendment of the Plan and Awards.

16.1Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

16.2Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

16.4No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17.General Provisions.

17.1Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time ("Clawback Policy"). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

17.3Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

17.5Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

17.6Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.7Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.8Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

17.9No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

17.10Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.11Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

17.12Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.13Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.14Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

17.15Expenses. The costs of administering the Plan shall be paid by the Company.

17.16Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.17Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.18Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

18.Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

19.Termination or Suspension of the Plan. The Plan shall terminate automatically on that date which is ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the shareholders of the Company. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20.Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

As adopted by the Board of Directors of Alpine 4 Holdings, Inc., on December 8, 2021.

As approved by the shareholders of Alpine 4 Holdings, Inc. on _________________________, 2022.

ALPINE 4 HOLDINGS, INC.

2525 E ARIZONA BILTMORE CIRCLE, SUITE 237

PHOENIX, AZ 85016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Kent B. Wilson and Charles Winters as the attorney, agent and proxy of the undersigned (the “Proxies”), with full power of substitution, to vote all stock of Alpine 4 Holdings, Inc., which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held Friday, March 25, 2022, at 10:00 a.m. Mountain Standard Time, and any and all adjournment(s) or postponement(s) thereof, as a virtual meeting via live webcast on the Internet, as fully as if the undersigned were present and voting at the meeting, as follows:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF THE DIRECTORS NAMED BELOW.

1.ELECTION OF DIRECTORS:

☐FOR all nominees listed below (except as marked to the contrary below)	☐WITHHOLD AUTHORITY To vote for all nominees listed below

Election of the following nominees as directors:  Kent B. Wilson, Charles Winters, Ian Kantrowitz, Gerry Garcia, Edmond Lew, Christophe Jeunot, Jonathan Withem, and Mike Loyd

(Instructions:  To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.

2.RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS:

☐FOR	☐AGAINST	☐ABSTAIN

Ratification of the appointment of Malone Bailey LLP as the Company’s independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.

3.APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED TO DATE, TO AUTHORIZE AN INCREASE IN THE AUTHORIZED SHARES OF CLASS A COMMON STOCK OF THE COMPANY.

☐FOR	☐AGAINST	☐ABSTAIN

_______________

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.

4.APPROVAL OF THE ALPINE 4 HOLDINGS, INC., 2021 EQUITY INCENTIVE PLAN

☐FOR	☐AGAINST	☐ABSTAIN

_______________

5.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL, AND FOR PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4.

IMPORTANT – PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED:

______________________________________, 2022

(Signature)

Please sign exactly as the name appears above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person

PLEASE SIGN THIS CARD AND RETURN PROMPTLY. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.